UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2026

DORIAN LPG LTD.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-36437	66-0818228
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (203) 674-9900

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LPG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

The information contained in this Current Report on Form 8-K is hereby incorporated by reference into the registration statement on Form S-3 (File No. 333-287752) of Dorian LPG Ltd. (the “Company”), filed with the U.S. Securities and Exchange Commission on June 3, 2025.

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 10, 2026, the Company held its annual meeting of shareholders for the fiscal year ending March 31, 2026 (the “Annual Meeting”). There were a total of 42,782,681 shares of the Company’s common stock eligible to vote at the Annual Meeting. A total of 34,232,217 shares of the Company’s common stock were represented at the Annual Meeting either in person or by proxy. At the Annual Meeting, the Company’s shareholders voted on the following matters and cast their votes as described below.

1. Christina Tan, Marit Lunde and Christopher J. Wiernicki were re-elected as Class I directors of the Company to serve until the Company’s annual meeting of shareholders for the fiscal year ending March 31, 2029 and until their respective successors are duly elected and qualified or until their earlier death, resignation, removal or earlier termination of their term of office, by the following number of votes:

	Votes For	Votes Withheld	Broker Non-Votes
Christina Tan	26,079,855	1,646,721	5,169,035
Marit Lunde	27,143,690	582,886	5,169,035
Christopher J. Wiernicki	27,646,081	80,495	5,169,035

2. The ratification of the appointment of Deloitte Certified Public Accountants S.A. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027 was approved by the following number of votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,833,649	50,926	11,036	N/A

3. The compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting, was approved, on an advisory, non-binding basis, by the following number of votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,477,726	1,131,073	117,777	5,169,035

4. The shareholders approved, on an advisory, non-binding basis, the frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers by the following number of votes:

One Year	Two Years	Three Years	Abstentions
21,052,613	3,935,131	2,683,550	55,282

5. The shareholders approved the Second Amended and Restated 2014 Equity Incentive Plan by the following number of votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,099,624	10,536,213	90,739	5,169,035

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 14, 2026		DORIAN LPG LTD.
(registrant)

	By:	/s/ Theodore B. Young
Theodore B. Young
Chief Financial Officer